UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2006

PROVIDENT FINANCIAL HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)
Delaware	000-28304	33-0704889
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California	92506
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (951) 686-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

        On June 26, 2006, Provident Financial Holdings, Inc. ("Corporation"), the holding company for Provident Savings Bank, F.S.B. ("Bank"), announced that the Bank's Board of Directors authorized a $500,000 charitable contribution to capitalize the Provident Savings Bank Charitable Foundation ("Foundation"), which was established by the Bank on June 22, 2006. The Foundation will promote and provide for the betterment of youth, education, housing and the arts in Riverside and San Bernardino counties. For additional information, see the press release attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

            (c)          Exhibits

            99.1        News Release of Provident Financial Holdings, Inc. dated June 26, 2006 regarding the establishment and capitalization of the Provident Savings Bank Charitable Foundation.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 26, 2006                            PROVIDENT FINANCIAL HOLDINGS, INC.

                                                            /s/Craig G. Blunden
                                                            Craig G. Blunden
                                                            Chairman, President and Chief Executive Officer
                                                            (Principal Executive Officer)

                                                            /s/Donavon P. Ternes
                                                            Donavon P. Ternes
                                                            Chief Financial Officer
                                                            (Principal Financial and Accounting Officer)

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EXHIBIT 99.1

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3756 Central Ave.                                     NEWS RELEASE
Riverside, CA 92506
(951) 686-6060

PROVIDENT FINANCIAL HOLDINGS, INC.
ESTABLISHES THE
PROVIDENT SAVINGS BANK CHARITABLE FOUNDATION

        Riverside, Calif. - June 26, 2006 - Provident Financial Holdings, Inc. ("Company"), Nasdaq: PROV, the holding company for Provident Savings Bank, F.S.B. ("Bank"), today announced that the Bank's Board of Directors authorized a $500,000 charitable contribution to capitalize the newly established Provident Savings Bank Charitable Foundation ("Foundation").

        "The Board of Directors determined that the establishment of the Foundation was a fitting way to celebrate our fifty year anniversary," said Craig G. Blunden, president and chief executive officer. "The communities of the Inland Empire have supported our growth over these many years and I am pleased that we have formalized a mechanism that gives back to the communities we serve."

        The Foundation held its Organizational Meeting on June 22, 2006 and elected John Amato, Debra Baker, Bruce Bennett, Craig Blunden, Brian Constable, Debbi Guthrie and William O'Laverty to its Board of Directors. Each Director is an officer or director of the Bank and was chosen because of their ties to the Inland Empire communities that the Foundation expects to serve. The Foundation will promote and provide for the betterment of youth, education, housing and the arts in Riverside and San Bernardino counties.

Safe-Harbor Statement

Certain matters in this News Release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among others, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company's mission and vision. These forward-looking statements are based upon current management expectations, and may, therefore, involve risks and uncertainties. The Company's actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements due to a wide range of factors including, but not limited to, the general business environment, interest rates, the California real estate market, competitive conditions between banks and non-bank financial services providers, regulatory changes, and other risks detailed in the

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Company's reports filed with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended June 30, 2005, as amended. Forward-looking statements are effective only as of the date that they are made and Provident Financial Holdings, Inc. assumes no obligation to update this information.

Contacts:        Craig G. Blunden                             Donavon P. Ternes
                      Chairman, President & CEO            Senior Vice President & CFO

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